Exhibit 10.33

OMNIBUS AGREEMENT REGARDING INTERCHANGE LITIGATION

JUDGMENT SHARING AND SETTLEMENT SHARING

WHEREAS, this Omnibus Agreement Regarding Interchange Litigation Judgment Sharing And Settlement Sharing (“Omnibus Agreement”) applies to the undersigned parties (each a “Signatory,” and together the “Signatories”), who have been or may be named as defendants in the Interchange Litigation (or any portion thereof) as that term is defined in Paragraph 1 below;

WHEREAS, the plaintiffs in the Interchange Litigation (the “Claimants”) have asserted or may assert claims based on (i) certain alleged rules, policies, practices, procedures, and activities of MasterCard International Incorporated and MasterCard Incorporated (collectively, “MasterCard”); (ii) certain alleged rules, policies, practices, procedures, and activities of Visa U.S.A. Inc. (“Visa USA”), Visa International Service Association (“Visa International”), and Visa Inc. (“Visa Inc.”) (collectively, “Visa”); and (iii) certain alleged activities of Visa, MasterCard, and other Signatories as they relate to the foregoing rules, policies, practices, procedures and activities;

WHEREAS, various Signatories have entered into or will enter into one or more agreements with other Signatories or entities as follows:

a. The Interchange Judgment Sharing Agreement dated as of July 1, 2007, among Visa USA, Visa International, Visa Inc. and various financial institutions, as amended and restated in the Amended and Restated Judgment Sharing Agreement dated as of December 16, 2008, and as amended and to which the signatories consented to amendment on February 7, 2011 in the “Consent to Amendment of Interchange Judgment Sharing Agreement” (the “Visa JSA”);

b. The Loss Sharing Agreement dated as of July 1, 2007, among Visa Inc., Visa International, Visa USA, and various financial institutions, as amended and restated in the Amended and Restated Loss Sharing Agreement dated as of December 16, 2008, and as amended and to which the parties consented to amendment on February 7, 2011 in the “Consent to Amendment of Loss Sharing Agreement” (the “Visa LSA”); and

c. The MasterCard Settlement and Judgment Sharing Agreement dated as of February 7, 2011, among MasterCard and various financial institutions (the “MasterCard SJSA”); and

WHEREAS, the Signatories to this Omnibus Agreement wish hereby to confirm and memorialize their intention and agreement regarding the interpretation, application, coordination, and administration of the Visa JSA, the Visa LSA, the

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MasterCard SJSA, and this Omnibus Agreement (the foregoing four mentioned agreements referred to collectively herein as the “Sharing Agreements”);

NOW, THEREFORE, intending to be bound, and in consideration of the mutual covenants and agreements contained herein, the Signatories hereby agree, as of the Effective Date (as defined in Paragraph 13 below), as follows:

1. Definition of Interchange Litigation. For the purposes of this Omnibus Agreement, “Interchange Litigation” refers to (i) the putative class actions (the “Class Action”) in In re Payment Card Interchange Fee and Merchant Discount Antitrust Litigation, Case No. 1:05-md-1720-JG-JO (“MDL 1720”); (ii) the actions by individual plaintiffs that as of the Effective Date have been transferred to MDL 1720 for coordinated or consolidated pretrial proceedings (the “Individual Plaintiff Actions”); (iii) any action by one or more of the entities listed on Attachment 1, or by their direct or indirect parents, subsidiaries, predecessors, successors, assigns, or affiliates, that assert claims against one or more Signatories, or their respective parents, subsidiaries, predecessors, successors, assigns or affiliates, similar to those asserted in the Individual Plaintiff Actions and are commenced on or before the last date on which Settlements or Final Judgments have occurred in all of the Individual Plaintiff Actions (“Subsequent Individual Plaintiff Actions”); and (iv) any action other than those within (i), (ii), and (iii) above in this paragraph that falls within definitions 4(i), 4(ii), or 5 of Schedule A to the Visa LSA, or that challenges the agreements leading up to or the consummation of the MasterCard initial public offering and is transferred for coordinated or consolidated pre-trial proceedings at any time after the Effective Date to MDL 1720 by the Judicial Panel on Multidistrict Litigation or otherwise included at any time after the Effective Date in MDL 1720 by order of any court of competent jurisdiction (“Opt-Out Actions”). (A plaintiff asserting claims that constitute an Individual Plaintiff Action, Subsequent Individual Plaintiff Action, or Opt-Out Action is referred to herein as an “Individual Plaintiff.”)

2. Visa/MasterCard Allocation. The Signatories agree that, for the purposes of the interpretation, application, coordination, and administration of the Sharing Agreements, certain payment obligations for the purposes of judgment sharing or settlement sharing shall be calculated in accordance with the following provisions:

a. Settlement Sharing. In the event of either (i) a Settlement (as defined in Paragraph 5 below) of all claims in the Class Action that is agreed to by all Signatories (with the exception of any Signatory that has entered into a Partial Settlement (as defined in Paragraph 5(a) below) of, or has otherwise received a release of, all claims asserted against it in the Class Action), or (ii) a Settlement by an Individual Plaintiff (other than an Individual Plaintiff in an Opt-Out Action) of all claims that it asserts in each and every action in the Interchange Litigation and that is agreed to by all Signatories (with the exception of any Signatory that has entered into a Partial Settlement of, or has otherwise received a release of, all claims asserted against it by that Individual Plaintiff) (each of the foregoing constituting a “Joint Settlement”), then, provided that in such Joint Settlement all Claimants that participate in such Settlement

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provide a full release of all Signatories that have not (x) entered into Partial Settlement(s) of all claims asserted against them by such Claimants or (y) otherwise previously been released from all claims by such Claimants, in all events including an Effective Release (as defined in this subparagraph below) of at least one Signatory agreeing to the Joint Settlement other than MasterCard or Visa, each Signatory’s “Settlement-Sharing Payment Obligation” with respect to the Monetary Portion (as defined in Paragraph 5 below) of such a settlement shall be calculated as follows: (a) the total value of the Monetary Portion of the Joint Settlement shall be divided into a “MasterCard Portion” and a “Visa Portion” using the following percentages (the “Visa/MasterCard Allocation”): MasterCard Portion: 33.3333%, and Visa Portion: 66.6667%; (b) the MasterCard Portion of the Joint Settlement shall be allocated among the Signatories according to the applicable provisions of the MasterCard SJSA; and (c) the Visa Portion of the Joint Settlement shall be allocated among the Signatories in accordance with Sections 3(a) and 3(b) of the Visa LSA and treated as a “Visa Litigation Obligation” under the Visa LSA and as being exclusive of any “JSA MasterCard Portion” as that term is used in Section 3 of the Visa LSA, notwithstanding any contrary provision in the Visa LSA or the Visa JSA (including without limitation Paragraph 12 of the Visa JSA, which shall be deemed to be superseded by this Agreement). For purposes of this subsection, a Claimant provides an “Effective Release” to a Signatory when (x) that Signatory has not already entered into a Partial Settlement with, or otherwise received a release of any claims from, that Claimant and (y) the Claimant releases such Signatory from all MasterCard-Related Claims and all Visa-Related Claims, provided that no release of Visa-Related Claims shall be required as to MasterCard and no release of MasterCard-Related Claims shall be required as to Visa. For the further avoidance of doubt, (xx) the Signatories expressly agree that MasterCard’s payment obligation with respect to the Visa Portion of any Joint Settlement shall be 0.00% and Visa’s payment obligation with respect to the MasterCard Portion of any Joint Settlement shall be 0.00%, and (yy) the Signatories hereto that are also parties to the Visa LSA expressly agree that all payments by a Signatory toward or with respect to the MasterCard Portion of any Joint Settlement shall be treated under the Visa LSA as payments with respect to and in satisfaction of the “JSA MasterCard Portion” as that term is used in Section 3 of the Visa LSA.

b. Judgment Sharing. Notwithstanding any other provision in the other Sharing Agreements, in the event one or more Signatories litigates one or more of the actions in the Interchange Litigation to a Final Judgment (as defined in Paragraph 5 below) and that Final Judgment results in a Monetary Award (as defined in Paragraph 5 below), the Signatories agree that each Signatory’s payment obligation with respect to such Monetary Award (as to each Signatory, its “Judgment-Sharing Payment Obligation”) shall be as follows:

i. MasterCard-Related Claims. With respect to any Monetary Award (or portion thereof) assigned to any MasterCard-Related Claims (pursuant to Paragraph 2(c) below), each Signatory’s Judgment-Sharing Payment Obligation with respect to the Monetary Award (or portion thereof) assigned to the MasterCard-Related Claims shall be calculated and satisfied as provided in the MasterCard SJSA. For the avoidance of doubt,

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and notwithstanding any contrary provision in the Visa LSA or the Visa JSA, (i) the Signatories expressly agree that Visa’s Judgment-Sharing Payment Obligation with respect to any Monetary Award (or portion thereof) assigned to MasterCard-Related Claims shall be 0.00%, and (ii) the Signatories hereto that are also parties to the Visa LSA expressly agree that all payments by a Signatory pursuant to this Paragraph 2(b)(i) of this Omnibus Agreement, or toward or with respect to any Monetary Award (or portion thereof) assigned to MasterCard-Related Claims, shall be treated under the Visa LSA as payments with respect to and in satisfaction of the “JSA MasterCard Portion” as that term is used in Section 3 of the Visa LSA.

ii. Visa-Related Claims. With respect to any Monetary Award (or portion thereof) assigned to any Visa-Related Claims (pursuant to Paragraph 2(c) below), each Signatory’s Judgment-Sharing Payment Obligation with respect to the Monetary Award (or portion thereof) assigned to the Visa-Related Claims shall be calculated and satisfied according to the procedure set forth in Paragraphs 2(a)(i)-2(a)(iii) of the Visa JSA as though the Monetary Award (or portion thereof) were the “Visa Portion” collected from signatories under the Visa JSA and the Monetary Award (or portion thereof) shall be treated as though it were a “Visa Litigation Obligation” under the Visa LSA, notwithstanding any contrary provision in the Visa JSA or the Visa LSA. For the avoidance of doubt, the Signatories expressly agree that (x) MasterCard’s Judgment-Sharing Payment Obligation with respect to any Monetary Award (or portion thereof) assigned to Visa-Related Claims shall be 0.00%, and (y) no Signatory to the Visa JSA and Visa LSA which complies with its obligations under this Omnibus Agreement shall be required, under either the Visa JSA or the Visa LSA, to pay any “MasterCard Portion” under the Visa JSA with respect to any Monetary Award (or portion thereof) assigned to Visa-Related Claims.

iii. Inter-Network Claims. With respect to any Monetary Award (or portion thereof) assigned to any Inter-Network Claims (pursuant to Paragraph 2(c) below) , each Signatory’s Judgment-Sharing Payment Obligation with respect to the Monetary Award (or portion thereof) assigned to the Inter-Network Claims shall be calculated as follows: (i) the total value of the Monetary Award (or portion thereof) assigned to the Inter-Network Claims shall be divided into a “MasterCard Portion” and a “Visa Portion” using the Visa/MasterCard Allocation percentages set forth in Paragraph 2(a) above, and (ii) the MasterCard Portion of the Monetary Award (or portion thereof) shall be allocated among the Signatories according to the applicable provisions of the MasterCard SJSA, notwithstanding any contrary provision in the Visa JSA or the Visa LSA (and the Signatories hereto that are also parties to the Visa LSA expressly agree that all payments by a Signatory toward or with respect to that MasterCard Portion of the Monetary Award (or portion thereof) shall be treated under the Visa LSA as payments with respect to and in satisfaction of the “JSA MasterCard Portion” as that term is used in Section 3 of the Visa LSA); and (iii) the Visa Portion of the Monetary Award (or portion thereof) shall be allocated among the Signatories according to the procedure set forth in Paragraphs 2(a)(i)-2(a)(iii) of the Visa JSA as though it were the “Visa Portion” collected from signatories under the Visa JSA and the Monetary Award (or portion thereof) shall be treated as though it were a “Visa Litigation Obligation” under the Visa LSA,

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notwithstanding any contrary provision in the Visa JSA or the Visa LSA. For the avoidance of doubt, the Signatories expressly agree that no Signatory to the Visa JSA and Visa LSA which complies with its obligations under this Omnibus Agreement shall be required, under either the Visa JSA or the Visa LSA, to pay any “MasterCard Portion” under the Visa JSA with respect to any Monetary Award (or portion thereof) assigned to Inter-Network Claims.

c. “Assignment” of Monetary Awards to Claims. For the purposes of this Agreement, amounts of a Monetary Award will be deemed to be assigned either to MasterCard-Related Claims or to Visa-Related Claims (as defined in Paragraph 5 below) to the extent the Monetary Award in some discernible manner assigns amounts solely to conduct of or participation in the MasterCard payment system or solely to conduct of or participation in the Visa payment system (respectively). In all other events, amounts of a Monetary Award will be deemed to be assigned to Inter-Network Claims. Provided, however, that notwithstanding the foregoing language in Paragraph 2(c), and not withstanding any contrary provision in the MasterCard SJSA, Visa JSA or Visa LSA, if a plaintiff in an Opt-Out Action against MasterCard does not bring an Opt-Out Action against Visa and Visa has not provided any consideration for not being named in an Opt-Out Action by that plaintiff, all amounts of a Monetary Award in that Opt-Out Action that are not assigned to Visa-Related Claims pursuant to the first sentence of this Paragraph 2(c) shall be deemed to be assigned to MasterCard-Related Claims, and if a plaintiff in an Opt-Out Action against Visa does not bring an Opt-Out Action against MasterCard and MasterCard has not provided any consideration for not being named in an Opt-Out Action by that plaintiff, all amounts of a Monetary Award in that Opt-Out Action that are not assigned to MasterCard-Related Claims pursuant to the first sentence of this Paragraph 2(c) shall be deemed to be assigned to Visa-Related Claims.

3. Complete Coverage of Interchange Litigation. The Signatories agree that, as to the Interchange Litigation, the Sharing Agreements shall be interpreted, applied and administered in order to completely cover the total value of (a) the Monetary Portion of any Joint Settlement, Settlement of MasterCard-Related Claims Only (as defined in and pursuant to the MasterCard SJSA), or settlement covered by Sections 2 and 3 of the Visa LSA, or (b) any Monetary Award in the Class Action, the Individual Plaintiff Actions, the Subsequent Individual Plaintiff Actions, or the Opt-Out Actions involving one or more Signatories to this Omnibus Agreement. For the avoidance of doubt, this provision means that, to the extent that one or more Signatories have any obligation to make any monetary payment under any settlement constituting a Joint Settlement, Settlement of MasterCard-Related Claims Only (as defined in and pursuant to the MasterCard SJSA), or settlement covered by Sections 2 and 3 of the Visa LSA or under any Final Judgment as to any claim in the Interchange Litigation, the Sharing Agreements will be interpreted, applied and administered in a manner that will, to the greatest extent possible consistent with the terms of the Sharing Agreements, result in the payment obligation being covered by the Sharing Agreements. For the avoidance of doubt, Paragraph 12 of the Visa JSA shall be shall be deemed to be superseded by this Agreement in all actions in the Interchange Litigation, including Opt-Out Actions.

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4. Impact of Partial Settlement. Nothing in this Omnibus Agreement shall be construed as precluding the authority of any Signatory to one or more of the Sharing Agreements to settle, at its sole discretion, any claims asserted against it. The Signatories intend that the Judgment-Sharing Payment Obligation under this Omnibus Agreement of any Settling Signatory (as defined in Paragraph 5 below) shall be satisfied with respect to such settled claims only (i) if the Settling Signatory complies with the applicable terms and conditions of the Visa JSA, the Visa LSA, and the MasterCard SJSA (to the extent that the Settling Signatory is a party to any such Sharing Agreement and to the extent any such Sharing Agreement may be applicable); and (ii) if the settlement agreement includes a provision (a “Setoff Provision”) pursuant to which each settling Claimant agrees not to collect as a result of a judgment from any other Signatory an amount equal to the following: (a) to the extent a Claimant settles, compromises or releases any MasterCard-Related Claims against the Settling Signatory, the judgment-sharing payment obligations of the Settling Signatory with respect to MasterCard-Related Claims under all Sharing Agreements to which the Settling Signatory is a party (however those claims are described therein), (b) to the extent a Claimant settles, compromises or releases any Visa-Related Claims against the Settling Signatory, the judgment-sharing payment obligations of the Settling Signatory with respect to Visa-Related Claims under all Sharing Agreements to which the Settling Signatory is a party (however those claims are described therein), and (c) to the extent a Claimant settles, compromises or releases any Inter-Network Claims against the Settling Signatory, the judgment-sharing payment obligations of the Settling Signatory with respect to Inter-Network Claims under all Sharing Agreements to which the Settling Signatory is a party (however those claims are described therein); and (iii) if the settlement agreement includes a provision stating that the Signatories to this Omnibus Agreement, the other defendants in the Interchange Litigation, and any affiliates of the foregoing, are intended third party beneficiaries of the Setoff Provision. In the event that any Settling Signatory does not obtain such a Setoff Provision, any such Settling Signatory will continue to have the Judgment-Sharing Payment Obligations (if any) set forth in this Omnibus Agreement as to any claims for which it does not obtain such a Setoff Provision, provided, however, that with respect to a settlement in an Opt-Out Action, and notwithstanding any contrary provision in this Paragraph 4, (i) Visa need not obtain any Setoff Provision beyond that required by the Visa JSA and Visa LSA to satisfy its Judgment-Sharing Payment Obligation under this Omnibus Agreement, (ii) MasterCard need not obtain any Setoff Provision beyond that required by the MasterCard SJSA to satisfy its Judgment-Sharing Payment Obligation under this Omnibus Agreement, and (iii) a Signatory other than Visa or MasterCard need not obtain any Setoff Provision beyond that required by the Visa JSA and Visa LSA and the MasterCard SJSA to satisfy its Judgment-Sharing Payment Obligation under this Omnibus Agreement. Notwithstanding anything in this Omnibus Agreement to the contrary, payments to a Claimant by a Settling Signatory shall be deemed payments by such Settling Signatory pursuant to this Omnibus Agreement to the extent and in the amount that such payments reduce the amount of a Final Judgment with respect to any MasterCard-Related Claims, Visa-Related Claims or Inter-Network Claims that may be enforced against other Signatories. For the avoidance of doubt, the Signatories hereto that are also parties to the Visa LSA expressly agree that payments made in (or in connection with) a Partial Settlement or other settlement are subject to reimbursement

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under the terms of Sections 3(b)(vi) and 3(b)(vii) of the Visa LSA (i) only if such payments are part of an “Approved Settlement” as that term is used in Section 2(a)(ii) of the Visa LSA and (ii) only to the extent that such payments are not allocated in (or in connection with) the settlement to conduct of or participation in the MasterCard payment system.

5. Definitions: For the purposes of this Omnibus Agreement, the following definitions shall apply:

a. “Settlement” and “Partial Settlement.” “Settlement” refers to a written settlement agreement that compromises, settles, and releases claims that are asserted in the Interchange Litigation. A “Partial Settlement” refers to a Settlement by any Signatory (or by any of a Signatory’s parents, subsidiaries, predecessors, successors, assigns, affiliates, or any other person or entity obtaining a release of the Signatory) that has been agreed to by less than all Signatories (excluding any Signatories who have previously received a full release or the benefit of a full release of all claims asserted by the settling Claimant). Each Signatory agrees to provide notice promptly after the execution of a Partial Settlement by all parties to that agreement in accordance with the notice provision in Paragraph 22 below.

b. “Monetary Award” means the amount of any award of damages or other monetary compensation to a Claimant awarded by a court or jury in the Interchange Litigation, including any award of compensatory, punitive, treble, or other damages, court costs, attorneys’ fees, or expenses, including any interest thereon, before any offset or reduction by operation of law on account of settlement payments by any Signatory that does not comply with all of the applicable terms and conditions of the Sharing Agreements to which it is also a Signatory. For the avoidance of doubt, “Monetary Award” shall not include the cost or value of any injunctive, equitable, or declaratory relief.

c. “Monetary Portion” means the money agreed to be paid in any settlement in respect of claims for compensatory, punitive, treble, or other damages, court costs, attorneys’ fees, or expenses, including any interest thereon. For the avoidance of doubt, “Monetary Portion” shall exclude the cost or value of or any payment for any other consideration or relief provided in the settlement, including without limitation any rate, fee, marketing, or support agreements.

d. “Final Judgment” refers to a judgment (including any award of compensatory, punitive, treble, or other damages, court costs, attorneys’ fees, or expenses, including any interest thereon) entered by a court upon the conclusion of a trial or summary judgment proceedings in the Interchange Litigation, or any other procedural vehicle other than a Settlement (as defined in Paragraph 5(a) above) by means of which a court enters final judgment on any Claimants’ claims, which judgment (a) is immediately enforceable and has not been stayed pending appeal or (b) becomes final after exhaustion of all appeals or other judicial review or expiration of the time to obtain further judicial review.

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e. “MasterCard-Related Claims” refers to any claims that are or may be asserted in the Interchange Litigation as to which MasterCard and/or some or all of the Signatory banks are alleged to be liable solely by virtue of conduct of or participation in the MasterCard payment system.

f. “Visa-Related Claims” refers to any claims that are or may be asserted in the Interchange Litigation as to which Visa and/or some or all of the Signatory banks are alleged to be liable solely by virtue of conduct of or participation in the Visa payment system.

g. “Inter-Network Claims” refers to any claims that are or may be asserted in the Interchange Litigation as to which MasterCard and Visa are alleged to have joint liability or as to which the liability of a Signatory is alleged to arise from alleged anticompetitive conduct jointly undertaken by or through Visa and MasterCard.

h. “Settling Signatory” refers to any Signatory that enters into a Partial Settlement or otherwise obtains a release or the benefit thereof (including by virtue of settlement by any of the Signatory’s parents, subsidiaries, predecessors, successors, assigns, affiliates or by any other Signatory, person or entity obtaining a release of the Signatory) of one or more actions or claims other than as part of a Joint Settlement.

6. Third Parties. This Omnibus Agreement is made and shall be binding on and inure solely to the benefit of the Signatories and their respective direct or indirect parents, subsidiaries, predecessors, successors, affiliates, or permitted assigns, but otherwise confers no rights or defenses upon any non-Signatory. Except as provided below, a Signatory may not assign any of its obligations under this Omnibus Agreement to another person or entity without the written consent of each other Signatory. If, after the Effective Date, any person or entity, as a result of any merger, purchase of assets, reorganization or other transaction, acquires or succeeds to all or substantially all of the business or assets of a Signatory (the “Acquired Signatory”), then such Acquired Signatory shall, as a condition precedent to the effectiveness of any such merger, purchase of assets, reorganization or other transaction, obligate in writing such acquiring person or entity to be bound by, and honor all of, the provisions of this Omnibus Agreement and shall take all necessary steps to ensure that such person or entity is bound by the same payment obligations and all other obligations of the Acquired Signatory as provided for in this Omnibus Agreement.

7. No Admission of Liability. Nothing contained herein is intended to be, nor shall be deemed to be, an admission of any liability to anyone or an admission of the existence of facts upon which liability could be based other than to the Signatories pursuant to the terms of this Omnibus Agreement and/or one or more of the other Sharing Agreements.

8. Governing Law. This Omnibus Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within the State of New York. All Signatories hereby agree

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that this Omnibus Agreement is consistent with public policy and hereby covenant and agree not to make any assertion to the contrary.

9. Confidentiality. No Signatory shall divulge any of the terms of this Omnibus Agreement to a third party except as is reasonably required (a) to enable such Signatory’s directors, officers, employees, auditors and attorneys to carry out their responsibilities hereunder, (b) to comply with the requirements of applicable law or rule, or with a court order or regulatory examination, investigation or request (including, without limitation, any examination, action, or request of the Office of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System), (c) to comply with the requirements of any stock exchange or other self-regulatory organization as that term is defined at 15 U.S.C. § 78c(a)(26), or (d) to prosecute or defend an action arising out of this Omnibus Agreement.

10. Joint Authorship. This Omnibus Agreement shall be treated as though it was jointly drafted by all Signatories, and any ambiguities shall not be construed for or against any Signatory on the basis of authorship.

11. Entire Agreement and Amendment/Modification. This Omnibus Agreement, together with the Visa JSA, the Visa LSA, and the MasterCard SJSA, as applicable in light of Paragraphs 2, 3, and 4 above and including all agreements referenced in the “Entire Agreement” sections of the Visa JSA and Visa LSA, constitute the entire and only agreements among the undersigned parties with respect to the subject matter hereof, and any other representation, promise, or condition in connection therewith shall not be binding upon any of the Signatories, except to the extent set forth herein or in the other Sharing Agreements (including any agreements referenced in the “Entire Agreement” sections of the Visa JSA and Visa LSA) . This Omnibus Agreement shall not be amended or modified except by a written amendment executed by an authorized representative of each Signatory.

12. Execution in Counterparts. This Omnibus Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

13. Effective Date. This Omnibus Agreement shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed the Omnibus Agreement; and (b) all entities listed on the signature pages thereto have executed each of the MasterCard SJSA, Consent to Amendment of Interchange Judgment Sharing Agreement, and Consent to Amendment of Loss Sharing Agreement (the “Effective Date”).

14. Disputes to be Arbitrated. Any dispute arising out of or relating to this Omnibus Agreement, including but not limited to a dispute relating to the breach, enforceability, interpretation, application, or scope of any aspect of this Omnibus Agreement (including, without limitation, a dispute relating to the breach, enforceability, interpretation, application, or scope of any aspect of this arbitration clause), or a dispute referring or

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relating to the amount of any payment obligation created by this Omnibus Agreement, shall be finally resolved by arbitration in accordance with the Center for Public Resources (“CPR”) Rules for Non-Administered Arbitration in effect on the date of this Omnibus Agreement, by Prof. Eric Green or Hon. Edward Infante (Ret.) or, if both of the foregoing are unavailable, by one independent and impartial arbitrator to be agreed upon by the disputants or, in the absence of such an agreement, appointed by the CPR. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, New York, unless otherwise agreed by the parties to the arbitration.

15. Remedies in Arbitration. In the event of a dispute about the existence or amount of a payment obligation created under this Omnibus Agreement, the Arbitrator shall award the prevailing party its reasonable attorneys’ fees and costs. In addition, if the Arbitrator finds that any Signatory or its affiliate failed to pay, in whole or in part, a sum that it was obliged to pay another Signatory(s) under the terms of this Omnibus Agreement, the Arbitrator shall award that other Signatory(s) interest on the unpaid or underpaid payment at the prime rate as published in the Wall Street Journal on the date that the unpaid or underpaid payment was due (or, if the actual cost of replacement funds was greater than the prime rate, the prevailing party’s actual cost of replacement funds), running from the date that the unpaid amount was required to be paid under this Omnibus Agreement until such amount is paid.

16. No Waiver. Failure to insist on compliance with any term or provision contained in this Omnibus Agreement shall not be deemed a waiver of that term or provision, nor shall any waiver or relinquishment of any right or power contained in this Omnibus Agreement at any one time or more times be deemed a waiver or relinquishment of any right or power at any other time or times.

17. Severability. The provisions of this Omnibus Agreement are severable, and if any provision of this Omnibus Agreement is determined by a court or arbitrator of competent jurisdiction or agreed by the Signatories to be invalid, void or unenforceable, this shall not affect the validity or enforceability of the remainder of this Omnibus Agreement or any other provision, and this Omnibus Agreement may be enforced as if any such invalid, void or unenforceable provision were stricken.

18. Further Actions. Each party hereto agrees to take any and all actions reasonably necessary in order to effectuate the intent, and to carry out the provisions, of this Omnibus Agreement, including without limitation negotiating in good faith to conform this Omnibus Agreement as necessary to accomplish its purposes.

19. Authority of Signatory. Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon such execution this Omnibus Agreement shall as of the Effective Date be a valid and binding obligation of such entity.

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20. Signatory’s Opportunity to Obtain Legal Advice. Each Signatory represents and warrants that it has had an opportunity to seek and has sought independent legal advice from attorneys of its choice and other advice from such accountants and other professionals as it deems appropriate, in each case with respect to the advisability of executing this Omnibus Agreement, and such Signatory has carefully read this Omnibus Agreement and has made such investigation of the facts pertaining to this Omnibus Agreement as it deems necessary.

21. Additional Signatories. This Omnibus Agreement may be amended to include additional Signatories only if each Signatory to this Omnibus Agreement consents in writing.

22. Notice. All notices required or permitted under this Agreement shall be in writing and delivered by any method providing proof of delivery, including facsimile. Any notice shall be deemed to have been given on the date of delivery. Notices shall be delivered to the Signatories at the addresses set forth next to the signature blocks below unless and until a different address has been designated in writing by a Signatory.

23. Miscellaneous. For the purposes of this Agreement, to the extent any Signatory is required to obtain a “release” of another Signatory, any such release shall also include each Signatory’s parents, subsidiaries, predecessors, successors, assigns and affiliates within the scope of the release.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Omnibus Agreement.

Bank of America, N.A.,

MBNA America (Delaware),

FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA)

and MBNA America Bank, N.A.),

Bank of America Corporation, and

NB Holdings Corporation

By:	/s/ Joe Price
Name:	Joe Price
Title:	President, Consumer and Small Business Banking
Dated	January 31, 2011

BA Merchant Services LLC (f/k/a National Processing, Inc.)

By:	/s/ JoAnn P. Carlton
Name:	JoAnn P. Carlton
Title:	General Counsel & Secretary
Dated	January 31, 2011

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

By:	/s/ Clinton W. Walker
Name:	Clinton W. Walker
Title:	Secretary, Barclays Bank Delaware
Dated	January 27, 2011

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Capital One Bank, (USA), N.A., Capital One, F.S.B., Capital One, N.A., Capital One Financial Corporation

By:	/s/ Michael Wassemer
Name:	Michael Wassemer
Title:	Executive Vice President
Dated	January 27, 2011

Chase Bank USA, N.A.

By:	/s/ Gordon Smith
Name:	Gordon Smith
Title:	CEO Card Services
Dated	January 31, 2011

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

By:	/s/ Jud Linville
Name:	Jud Linville
Title:	Authorized Signatory
Dated	February 1, 2011

Fifth Third Bancorp

By:	/s/ James R. Hubbard
Name:	James R. Hubbard
Title:	Senior Vice President and Chief Legal Officer
Dated	January 28, 2011

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First National of Nebraska, Inc. and First National Bank of Omaha

By:	/s/ Nicholas W. Baxter
Name:	Nicholas W. Baxter
Title:	Senior Vice President
Dated	January 27, 2011

HSBC Finance Corporation

By:	/s/ Brian D. Hughes
Name:	Brian D. Hughes
Title:	Executive Vice President
Dated	January 28, 2011

HSBC Bank USA, N.A.

By:	/s/ Irene M. Dorner
Name:	Irene M. Dorner
Title:	President and CEO
Dated	February 3, 2011

HSBC North America Holdings Inc.

By:	/s/ Patrick Burke
Name:	Patrick Burke
Title:	CEO – HSBC Finance Corp.
Dated	January 28, 2011

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HSBC Bank plc

By:	/s/ Peter Keenan
Name:	Peter Keenan
Title:	Head of Customer Propositions
Dated	February 2, 2011

HSBC Holdings plc

By:	/s/ Richard E.T. Bennett
Name:	Richard E.T. Bennett
Title:	Group General Counsel
Dated

JPMorgan Chase & Co.

By:	/s/ Stephen M. Cutler
Name:	Stephen M. Cutler
Title:	General Counsel
Dated	January 31, 2011

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal Deposit Insurance Corporation acting as receiver

By:	/s/ Stephen M. Cutler
Name:	Stephen M. Cutler
Title:	General Counsel
Dated	January 31, 2011

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MasterCard Incorporated, MasterCard International Incorporated

By:	/s/ Noah J. Hanft
Name:	Noah J. Hanft
Title:	General Counsel and Chief Franchise Integrity Officer
Dated	January 31, 2011

The PNC Financial Services Group, Inc., successor by merger to National City Corporation

By:	/s/ Joseph C. Guyaux
Name:	Joseph C. Guyaux
Title:	President
Dated	January 26, 2011

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

By:	/s/ Joseph C. Guyaux
Name:	Joseph C. Guyaux
Title:	President
Dated	January 26, 2011

Suntrust Banks Inc.

By:	/s/ Michelle Arauz
Name:	Michelle Arauz
Title:	First Vice President
Dated	January 31, 2011

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Texas Independent Bancshares, Inc. Texas First Bank

By:	/s/ Charles T. Doyle
Name:	Charles T. Doyle
Title:	Chairman
Dated	January 26, 2011

U.S. Bank, N.A., and U.S. Bancorp

By:	/s/ Nicholas A.J. Vlietstra
Name:	Nicholas A.J. Vlietstra
Title:	Senior Vice President and Deputy General Counsel
Dated	January 27, 2011

Wells Fargo & Co.
Wells Fargo Bank N.A.

By:	/s/ Kevin A. Rhein
Name:	Kevin A. Rhein
Title:	Executive Vice President
Dated	January 27, 2011

Wells Fargo & Co., as successor to Wachovia Corporation

By:	/s/ Kevin A. Rhein
Name:	Kevin A. Rhein
Title:	Executive Vice President
Dated	January 27, 2011

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Wells Fargo Bank N.A., as successor to Wachovia Bank, N.A.

By:	/s/ Kevin A. Rhein
Name:	Kevin A. Rhein
Title:	Executive Vice President
Dated	January 27, 2011

Visa U.S.A. Inc.

By:	/s/ Josh Floum
Name:	Josh Floum
Title:	General Counsel
Dated	January 25, 2011

Visa International Service Association

By:	/s/ Josh Floum
Name:	Josh Floum
Title:	General Counsel
Dated	January 25, 2011

Visa Inc.

By:	/s/ Josh Floum
Name:	Josh Floum
Title:	General Counsel
Dated	January 25, 2011

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Washington Mutual, Inc.

By:	/s/ Charles Edward Smith
Name:	Charles Edward Smith
Title:	Executive Vice President and General Counsel
Dated	February 3, 2011

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ATTACHMENT 1

1.	The Great Atlantic & Pacific Tea Company, Inc. (“A&P”)

2.	H.E. Butt Grocery Stores, Inc. (“H.E.B.”)

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